                                                              EXHIBIT 99.906CERT

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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     In connection with the shareholder report of American Century Mutual Funds,
Inc. (the  "Registrant") on Form N-CSR for the period ending April 30, 2004 (the
"Report"),  we,  the  undersigned,  certify,  pursuant  to  Section  906  of the
Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully  complies with the  requirements  of Section 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Registrant.

Dated: June 21, 2004

                                         /s/ William M. Lyons
                                         -----------------------------------
                                         William M. Lyons
                                         President
                                         (chief executive officer)

                                         /s/ Maryanne L. Roepke
                                         ------------------------------------
                                         Maryanne L. Roepke
                                         Sr. Vice President, Treasurer, and
                                         Chief Accounting Officer
                                         (chief financial officer)